Exhibit 10.7.1

Ratification and Extension Agreement

          THIS Agreement is made and entered into this 11th day of July, 2008, by and between Millennium Group Worldwide Incorporated, a Florida corporation with its principal place of business at 2825 N. 10th Street, St. Augustine, Florida 32084 (“MGW”), and LEMAN TRADING 33 (PTY) LTD with a principal place of business at De Waterkant Building, Helderberg Street, Stellenbosch, 7600 (hereinafter referred to as “Leman Trading”).

          WHEREAS, MGW have entered into a Shareholders Agreement dated October 16, 2005 (the “Prior Shareholders Agreement”);

          WHEREAS, the Prior Shareholders Agreement Amendment dated November 28th , 2007 (at Section Now, Therefore, Paragraph 2) was conditioned upon MGW obtaining adequate funding under its Form S-1 Registration, such period of time having already expired as a function of the registration and review process;

          WHEREAS, both MGW and Leman Trading wish to ratify the Prior Shareholders Agreement Amendment and extend the period that will satisfy the Section Now, Therefore, Paragraph 2 condition as to timing.

          NOW, THEREFORE, the parties agree as follows:

1.	MGW and Leman Trading hereby ratify the Prior Shareholders Agreement and Amendments in all respects;

2.	Section (Now, Therefore, Paragraph 2) relating to timing of funding is extended to August 15, 2008; and

3.

This Agreement, together with the Prior Shareholders Agreement and Amendments as hereby incorporated by reference, constitutes the entire understanding between the parties relating to the subject matter hereof, and no amendment or modification to this Agreement shall be valid or binding upon the parties unless made in writing and signed by each party.

4.

Should Leman Trading be forced to purchase the shareholding of West River Development Company (Pty) Ltd (“WRDC”), prior 1 June 2008, MGW shall be notified immediately and in the event that they are not able to provide the funding, Leman Trading shall have the right to arrange alternative funding on terms acceptable to Leman Trading.

5.

In the event that MGW is not able to provide funding as required by Leman Trading, the parties agree that the Prior Shareholders’ Agreement, the agreement in respect of the Hall of Fame and the deposit provided in terms of the WRDC-transaction shall be the only binding agreements between the parties.

SMC – Sociedade Mineira de Catoca, Lda

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first written above.

MILLENNIUM GROUP WORLD INCORPORATED	LEMAN TRADING 33 (PTY) LTD, INC.

/s/ Julius Jackson, Sr.	/s/

(Signature)	(Signature)

Julius Jackson, Sr.

(Typed or Printed Name and Title)	(Typed or Printed Name and Title)

FLORIDA A550CIATION OF REALTORS®	I Ile I IIWT1d5 Law group, r.M
445 East Palmetto Park Road
Boca Raton, FL 33432
Tel 561-363-7474 Fax 661-368-0293

Addendum No. 6 ___________to the Contract dated 2/25/07 between Cameron Jacobs and Millennium group Worldwide inc. concerning the property described (Buyers) as: See Exhibit A atgdied hereto and Incoreated herein (the “Contract”). Buyer and Seller make the following terms and conditions part of the Contract:

1.	The legal description attached hereto as Exhibit A Is the legal description of the property,

2.	Paragraph BOA line 183 of the Contract is hereby modified to substitute “single family residential” in place of “Vacant Platted Lots”.

3.

The Parties hereby agree that all Buyers obligations in this Contract shall be contingent on the completion of the Initial Public Offering (“IPO”) placed by Buyer on or before August 17, 2007. At all times during the IPO process, this agreement shalt remain in full force and effect. In the event the funding requirements of the IPO are not met and this transaction closed, on or before August 12, 2008, this agreement shall automatically terminate and the parties shall be released from all obligations herein.

4.	Buyer may assign this agreement to an entity controlled by Buyer without Seller’s prior consent.

01-17- 08 11: 16 FROM-The Thomas Law Group	5613680293	T-887 PO02/003 F-476

Millennium Group Worldwide, Inc.

Date: July 8, 2008	Buyer:	Julius Jackson, Sr, President
Date:	Buyer:

Date: July 8, 2008	Seller:	Cameron Jacobs
Date:	Seller:

AGSP-2 Rev. 5/24 dill 1994 Florida Association of REALTORSOAG Rights Reserved. Licensed to Ma Slat. User Reg* S-3Y0334M3530/1C20L-1021

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